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                                                                               .
                                                                               .
                                                                               .


                                                                    Exhibit 21.1




                           BFC Financial Corporation
                                  Subsidiaries

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===================================================================================================================================
                                                 DATE OF          STATE OF
SUBSIDIARY NAME                               INCORPORATION     INCORPORATION     BUSINESS PURPOSE
===================================================================================================================================
SUBSIDIARIES OF BFC FINANCIAL CORPORATION
===================================================================================================================================
BankAtlantic Bancorp, Inc.                     April 1994         Florida      Savings bank holding company.
Levitt Corporation                            December 1982       Florida      Holding Company
Eden Services, Inc.                             May 1978          Florida      Real estate holding company.
I.R.E. Realty Advisory Group, Inc.              May 1981          Florida      Holding company.
I.R.E. Real Estate Investments Series 2,
Inc.                                          February 1991       Florida      Real estate owner and operator.
I.R.E. Property Management, Inc.               August 1984        Florida      Manages commercial real estate.
I.R.E. Pension Advisors II, Corp.               July 1985         Florida      General partner of real estate limited partnership.
Center Port Development, Inc.                 December 1985       Florida      General partner of real estate limited partnership.
I.R.E. BMOC, Inc.                             February 1991       Florida      Real estate owner and operator.
BankAtlantic Financial Technology Venture
Partners, LLC                                 November 2000       Florida      General partner of technology limited partnership.
N & N Partners, LLC                             July 2000         Florida      General partner of technology limited partnership.
nC Partners, LLC                                July 2000         Florida      General partner of technology limited partnership.
BankAtlantic Financial Ventures II, LLC         July 2000         Florida      General partner of technology limited partnership.

===================================================================================================================================
SUBSIDIARIES OF BANKATLANTIC BANCORP, INC.
===================================================================================================================================
BankAtlantic                                 February 1952          US        A federal savings bank which provides traditional
                                                                              retail and commercial banking service.
ATM Services, LLC                              May 1991          Florida      Inactive
BBC Capital Trust II                         October 2001        Delaware     A statutory business trust
BBC Capital Statutory Trust III                May 2002        Connecticut    A statutory business trust
BBC Capital Statutory Trust IV              September 2002     Connecticut    A statutory business trust
BBC Capital Trust V                         September 2002     Connecticut    A statutory business trust
BBC Capital Trust VI                         November 2002       Delaware     A statutory business trust
BBC Capital Statutory Trust VII              December 2002     Connecticut    A statutory business trust
BBC Capital Trust VIII                       December 2002       Delaware     A statutory business trust
BBC Capital Trust IX                         December 2002       Delaware     A statutory business trust
BBC Capital Trust X                                                           A statutory business trust
BBC Capital Trust XI                                                          A statutory business trust
BBC Capital Trust XII                                                         A statutory business trust
BankAtlantic Bancorp Partners, Inc.           March 1998         Florida      Inactive
TSC Holding, LLC                             November 1995       Florida      Invests in tax certificates
RB Holdings, Inc.                              May 2003         New Jersey    Investment banking

===================================================================================================================================
SUBSIDIARIES OF RB HOLDINGS, INC.
===================================================================================================================================
Ryan Beck & Co., Inc.                       November 1988       New Jersey    Investment banking
Ryan Beck Management Co., Inc               July 2003            Delaware     Management



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===================================================================================================================================
                                                 DATE OF          STATE OF
SUBSIDIARY NAME                               INCORPORATION     INCORPORATION     BUSINESS PURPOSE
===================================================================================================================================
SUBSIDIARIES OF RYAN BECK & CO., INC.
===================================================================================================================================
Ryan Beck Asset Sales, Inc.                  November 1988      New Jersey    Inactive
Ryan Beck Financial Corp.                     March 1983        New Jersey    Broker/dealer
Ryan Beck Planning and Insurance Agency
Inc.                                           July 1988        New Jersey    Insurance Services
Gruntal Insurance Agency, L.L.C.              March 1997      Massachusetts   Insurance

SUBSIDIARIES OF BANKATLANTIC
===================================================================================================================================
Banc Servicing Center, LLC                  September 1995       Florida      Inactive
BankAtlantic Factors, LLC                    January 1997        Florida      Inactive
BA Financial Services, LLC                   December 2001       Florida      Insurance and alternative investments.
BA Holdings Inc.                               May 2001         New Jersey    Manages R.E.I.T.
BAH Corp.                                    December 2003       Delaware     Holding company
BankAtlantic Leasing Inc.                     August 1989        Florida      Inactive
BankAtlantic Mortgage, LLC                     May 1991          Florida      Inactive
BA Title Insurance Agency, Inc.              February 1971       Florida      Title Agent
Fidelity Service, LLC                        October 1970        Florida      Inactive
Fidelity Tax, LLC                             March 2000         Florida      Invests in tax Certificates
                                                                              Takes title, manages, and disposes of BankAtlantic's
Hammock Homes, LLC                           October 1990        Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
FT Properties, LLC                           February 1991       Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 11, LLC                              May 1991          Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 13, LLC                              May 1991          Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 14, LLC                              May 1991          Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 16, LLC                              June 1992         Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 18, LLC                              June 1992         Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 19, LLC                              June 1992         Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 2, LLC                             February 1991       Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 20, LLC                              June 1992         Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 21, LLC                            February 1991       Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 3, LLC                             February 1991       Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 4, LLC                             February 1991       Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 7, LLC                               May 1991          Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 87, LLC                             March 1987         Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 88, LLC                              May 1988          Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 90, LLC                            November 1990       Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 91, LLC                            January 1991        Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 91-1, LLC                          February 1986       Florida      foreclosures.



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

===================================================================================================================================
                                                 DATE OF          STATE OF
SUBSIDIARY NAME                               INCORPORATION     INCORPORATION     BUSINESS PURPOSE
===================================================================================================================================

                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 91-2, LLC                            July 1987         Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 91-3, LLC                          December 1985       Florida      foreclosures.
                                                                              Takes title, manages, and disposes of BankAtlantic's
Heartwood 91-4, LLC                          January 1986        Florida      foreclosures.
Sunrise Atlantic, LLC                        January 1990        Florida      Invests in Tax Certificates
Palm River Development Co., Inc.               July 1999         Florida      Invests in real estate joint ventures
River Club of Vero Beach, LLC                  May 2001          Florida      Real estate developer
Professional Valuation Services, LLC         October 1987        Florida      Inactive
Heartwood Holdings, Inc.                       July 1988         Florida      Real estate investment trust.
Leasing Technology, Inc.                     February 1998       Florida      Lease financing of vehicles and equipment.

===================================================================================================================================
SUBSIDIARIES OF LEASING TECHNOLOGY INC.
===================================================================================================================================
LTI Aviation Finance Corp.                   November 1991       Florida      Financing of aviation vehicles
LTI Vehicle Finance Corp.                    December 1997       Florida      Financing of motor vehicles
LTI Vehicle Leasing Corp.                      May 1987          Florida      Leasing of motor vehicles

===================================================================================================================================
SUBSIDIARIES OF LEVITT CORPORATION
===================================================================================================================================
Levitt and Sons, LLC                          April 2000         Florida      Real estate developer
Core Communities, LLC                          May 1996          Florida      Holding company
BankAtlantic Venture Partners 1, LLC         December 1985       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 2, LLC         December 1986       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 3, LLC         December 1987       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 4, LLC         December 1987       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 7, Inc.         March 1998         Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 8, Inc.         March 1998         Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 9, Inc.         March 1998         Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 10, Inc.        March 1998         Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 14, Inc.        April 1999         Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 15, Inc.        April 1999         Florida      Invests in real estate joint ventures
Levitt Commercial LLC                        January 2001        Florida      Develops real estate.
Levitt Capital LLC                             May 2002          Florida      Real estate financing and leasing
Miami River Partners, LLC                      May 1998          Florida      Invests in real estate joint ventures

===================================================================================================================================
SUBSIDIARIES OF LEVITT COMMERCIAL, LLC
===================================================================================================================================
Levitt Commercial Development LLC            January 2001        Florida      Develops real estate.
Levitt Commercial High Ridge, LLC             March 2002         Florida      Real Estate Developer
Levitt Commercial High Ridge II, LLC          March 2002         Florida      Real Estate Developer
Levitt Commercial Boynton Commerce
Center, LLC                                 September 2003       Florida      Real Estate Developer
Levitt Commercial Andrews, LLC               November 2003       Florida      Real Estate Developer

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

===================================================================================================================================
                                                 DATE OF          STATE OF
SUBSIDIARY NAME                               INCORPORATION     INCORPORATION     BUSINESS PURPOSE
===================================================================================================================================

SUBSIDIARIES OF CORE COMMUNITIES, LLC
===================================================================================================================================
St. Lucie West Development Company, LLC        May 1996          Florida      Holds real estate
St. Lucie West Realty, LLC                     July 1986         Florida      Sale of real estate
St. Lucie Farms, LLC                        September 2000       Florida      Holds real estate
Lake Charles Development Company, LLC          May 1996          Florida      Develops real estate
Core Commercial Realty, LLC                  October 1999        Florida      Sells real estate
Horizons St. Lucie Development, LLC           April 1999         Florida      Develops real estate
Horizons Acquisitions 6, LLC                 December 2001       Florida      Develops real estate
Tradition Brewery, LLC                         May 2002          Florida      Inactive
Somerset Realty, LLC                           May 2002          Florida      Real Estate
Horizons Acquisitions 7, LLC                   May 2002          Florida      Develops real estate
Live Oak Commercial, LLC                    September 2002       Florida      Real Estate Developer
Tradition Development Company, LLC            March 1998         Florida      Real Estate Developer
Tradition Village Center, LLC                December 2002       Florida      Real Estate Developer
Tradition Mortgage, LLC                      December 2002       Florida      Real Estate Developer
Tradition Construction, LLC                  December 2002       Florida      Real Estate Developer
Tradition Irrigation Company, LLC            December 2002       Florida      Real Estate Developer
Tradition Health & Fitness LLC               December 2002       Florida      Real Estate Developer
Tradition Realty, LLC                        December 2002       Florida      Real Estate Developer
Tradition Title Company, LLC                 December 2002       Florida      Real Estate Developer
Horizons Acquisition 2, LLC                    June 2002         Florida      Develops real estate
Horizons Acquisition 5, LLC                  January 2003        Florida      Develops real estate
Tradition Outfitters, LLC                    January 2004        Florida      Real Estate Developer

===================================================================================================================================
SUBSIDIARIES OF HORIZONS ST. LUCIE DEVELOPMENT, LLC
===================================================================================================================================
Horizons Acquisition 1, LLC                    June 2002         Florida      Real Estate Developer
Horizons Acquisitions 3, LLC                   June 2002         Florida      Real Estate Developer
Horizons Acquisitions 4, LLC                September 2002       Florida      Real Estate Developer

===================================================================================================================================
SUBSIDIARIES OF LEVITT AND SONS, LLC
===================================================================================================================================
Levitt and Sons, Inc.                        December 2001       Florida      Inactive
Levitt & Sons Incorporated                   December 1997       Delaware     Inactive
BankAtlantic Venture Partners 5, LLC         December 1987       Florida      Invests in real estate joint ventures
Levitt and Sons of Manatee County, LLC         May 1988          Florida      Real estate developer
Cascades by Levitt and Sons, LLC             November 1992       Florida      Real estate developer
Regency Hills by Levitt and Sons, LLC        October 1988        Florida      Real estate developer
Levitt Homes, LLC                            February 1976       Florida      Real estate developer
Levitt Industries, LLC                       October 1979        Florida      Inactive
Magnolia Lakes by Levitt and Sons, LLC       December 1985       Florida      Real estate developer
Levitt Realty Services, Inc.                 October 1990        Florida      Real estate broker
Levitt Realty Services, LLC                  December 2001       Florida      Inactive
Levitt and Sons at Hunter's Creek, LLC         June 1990         Florida      Inactive
Avalon Park by Levitt and Sons, LLC           August 1996        Florida      Real estate developer
Levitt Construction Corp., East              October 1979        Florida      General contractor
Levitt Construction East, LLC                December 2001       Florida      General contractor
Levitt Homes Bellaggio Partners, LLC           May 1987          Florida      Invests in real estate joint ventures


===================================================================================================================================
                                                 DATE OF          STATE OF
SUBSIDIARY NAME                               INCORPORATION     INCORPORATION     BUSINESS PURPOSE
===================================================================================================================================

SUBSIDIARIES OF LEVITT INDUSTRIES, LLC
===================================================================================================================================
Summerport by Levitt and Sons, LLC            August 1996        Florida      Real estate developer
Lev-Brn, LLC                                   July 1988         Florida      Invests in real estate joint ventures

===================================================================================================================================
SUBSIDIARIES OF LEVITT HOMES, LLC
===================================================================================================================================
Bellaggio by Levitt and Sons, LLC              June 1986         Florida      Real estate developer
Hampshire Homes, LTD                           June 1986         Maryland     Holds real estate.
Levitt at Amherst, LLC                       October 1987        Florida      General partner in real estate development
Levitt at Huntington Lakes, LLC              October 1994        Florida      Develops real estate
Levitt at Twin Acres, LLC                    December 1993       Florida      General partner in real estate development
Levitt at Westchester West, LLC             September 1988       Florida      General partner in real estate development
Levitt at Westchester, LLC                   October 1987        Florida      Inactive
Levitt Hagen Ranch, LLC                       March 1998         Florida      General partner in real estate development
Levitt Homes at Waters Edge, Inc.             August 1988        New York     Inactive
LM Mortgage Company, LLC                      April 1999         Florida      Mortgage broker
The Villages at Emerald Lakes, LLC             July 1990         Florida      Inactive
U.F.C. Title Insurance Agency, LLC           November 1984       Florida      Title agent


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